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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): AUGUST 14, 2002

                         LIBERTY GROUP PUBLISHING, INC.

               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      333-46957               36-4197635
        ---------------               ---------------          ---------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

                           3000 DUNDEE ROAD, SUITE 203
                           NORTHBROOK, ILLINOIS 60062

                    (Address of Principal Executive Offices)

                              --------------------

                                 (847) 272-2244

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, the Registrant filed its Quarterly Report on
Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. ss. 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Liberty Group Publishing, Inc. (the "Company") hereby certifies that:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: August 14, 2002                          /s/ KENNETH L. SEROTA
                                                     ---------------------------
                                                     Kenneth L. Serota
                                                     Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Liberty Group Publishing, Inc. (the "Company") hereby certifies that:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



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Dated: August 14, 2002                               /s/ DANIEL D. LEWIS
                                                     ---------------------------
                                                     Daniel D. Lewis
                                                     Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002           LIBERTY GROUP PUBLISHING, INC.
                                 (registrant)


                                 By:   /s/ KENNETH L. SEROTA
                                       -----------------------------------------
                                 Name: Kenneth L. Serota
                                 Its:  President, Chief Executive Officer
                                       and Chairman of the Board of
                                       Directors